THE PATIENT INVESTOR

Quarterly Report
June 30, 2011

ARIEL INVESTMENTS

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market. In reviewing the materials contained in The Patient Investor and this Quarterly Report, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek. We candidly discuss a number of individual companies. Our opinions are current as of the date they were written but are subject to change.

We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security.  Ariel Fund, Ariel Appreciation Fund and Ariel Discovery Fund invest primarily in small and/or midsized companies.  Investing in small and mid-cap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms.  Ariel Fund and Ariel Appreciation Fund often invest a significant portion of their assets in companies within the consumer discretionary and financial services sectors and their performance may suffer if these sectors underperform the overall stock market.  Additionally, Ariel Focus Fund invests in large-capitalization stocks and is a non-diversified fund, which means its investments are concentrated in fewer names than diversified funds.  Ariel Focus Fund generally holds 20 stocks and therefore may be more volatile than a more diversified investment.  Equity investments are affected by market conditions.

Performance data quoted is past performance and does not guarantee future results.  The performance stated in this document assumes the reinvestment of dividends and capital gains.  We caution shareholders that we can never predict or assure future returns on investments.  The investment return and principal value of an investment with our Funds will fluctuate over time so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted in this report.  For the period ended June 30, 2011, the average annual total returns for the one-, five- and ten-year periods for Ariel Fund and Ariel Appreciation Fund were +42.55%, +3.85% and +6.85%; and +40.78%, +6.69% and +6.96%, respectively.  For the period ended June 30, 2011, the average annual total returns of Ariel Focus Fund for the one- and five-year and since inception (June 30, 2005) periods were +30.35%, +2.24% and +2.62%.  Ariel Discovery Fund has an inception date of January 31, 2011, and does not yet have performance for the one-, five-, and ten-year periods.  For the period ended June 30, 2011, the total return of Ariel Discovery Fund since inception was – 5.30%.  To access our performance data current to the most recent month-end, visit our website, arielinvestments.com.

As of September 30, 2010, Ariel Fund and Ariel Appreciation Fund had annual expense ratios of 1.06% and 1.18%, respectively.  As of September 30, 2010, Ariel Focus Fund had an annual net expense ratio of 1.25% and a gross expense ratio of 1.58%.  The Fund’s adviser, Ariel Investments, LLC, is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the end of the fiscal year ending September 30, 2012.  After that date, there is no assurance such expenses will be limited.  Ariel Discovery Fund has an estimated annual expense ratio of 4.02%.  Because Ariel Discovery Fund is new, expenses are based on estimated amounts for the current fiscal year.  The Fund’s adviser, Ariel Investments, LLC, is contractually obligated to waive fees or reimburse expenses in order to limit the Fund’s total annual operating expenses to 1.50% of net assets through the end of the fiscal year ending September 30, 2014.  After that date, there is no assurance that such expenses will be limited.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing.  For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com.  Please read the summary prospectus or full prospectus carefully before investing.  Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC.

ARIEL INVESTMENT TRUST
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
800.292.7435 | arielinvestments.com

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Performance data quoted represents past performance.  Past performance does not guarantee future results.  All performance assumes the reinvestment of dividends and capital gains.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

Dear Fellow Shareholder: For the quarter ended June 30, 2011, Ariel Fund gave back some recent gains, falling -2.52%.  During the same period, the Russell 2500 Value Index lost -1.47%, while the broader Russell 2500 Index dropped -0.59%.  Meanwhile, the broad market as measured by the S&P 500 Index was virtually flat with its +0.10% gain.  While the stock market moved in fits and starts for most of the quarter—with a seven-week decline offset by a late surge—the Fund was most negatively impacted by weakness in the consumer discretionary and financial services names.

Despite these recent losses, we remain enthusiastic about the quality and composition of the underlying portfolio and view our stocks as having taken somewhat of a breather after such a stellar run.  As you know, Ariel Fund has been on a tear on the heels of the financial crisis, having surged +233.87% cumulatively since the March 9, 2009 market bottom through June 30th versus +150.03% for the Russell 2500 Value Index, +153.64% for the Russell 2500 Index and +104.73% for the S&P 500 Index.  While we are pleased with this rebound, as patient investors, we remain fixated on the long-term.  As such, we believe the nearly 25-year, top quintile performance record of Ariel Fund speaks volumes for our style of patient investing.1

For the quarter ended June 30, 2011, Ariel Appreciation Fund managed a +0.99% return which was ahead of the -0.69% decline of the Russell Midcap Value Index as well as the +0.42% gain of the Russell Midcap Index.  Strong performance among our consumer discretionary and producer durables stocks as well as our sole technology name Dell Inc. (DELL) offset weakness in the financials area.  We believe continued strength in the Fund is a testament to our willingness to go against the grain as aggressive buyers during the worst of the financial crisis.  For the three years ending June 30th—which includes the dramatic decline and rebound—Ariel Appreciation Fund has averaged +12.35% versus +6.35% for the Russell Midcap Value Index, +6.46% for the Russell Midcap Index and +3.34% for the S&P 500 Index. Furthermore, we are especially pleased with the long-term rankings of Ariel Appreciation Fund.  For the trailing three years, it ranks in the top 1%; for the five years, it ranks in the top 5%; for the past 10 years and trailing 15 years, it ranks in the top deciles within its Lipper Multi-Cap Core category.2

1 Lipper, Inc. is a nationally recognized organization that reports performance and calculates rankings for mutual funds based on total returns.  The rankings quoted reflect the since inception ranking of Ariel Fund within its fund category.  Lipper classifies Ariel Fund as a Mid-Cap Core Fund.  For the period ended June 30, 2011, the rankings of Ariel Fund for the one-, five-, ten-year and since inception (11/06/86) periods were in the 10th percentile (33 out of 334 funds), 62nd percentile (153 out of 246 funds), 38th percentile (55 out of 146 funds) and 20th percentile (2 out of 9 funds) among Mid-Cap Core Funds.
2 The rankings quoted reflect the since inception ranking of Ariel Appreciation Fund within its fund category.  Lipper classifies Ariel Appreciation Fund as a Multi-Cap Core Fund.  For the period ended June 30, 2011, the rankings of Ariel Appreciation Fund for the one-, three- five-, ten- and 15-year periods were in the 3rd percentile (22 out of 826 funds), 1st percentile (7 out of 725 funds), 5th percentile (30 out of 605 funds), 10th percentile (28 out of 294 funds) and 10th percentile (10 out of 103 funds) among Multi-Cap Core Funds.

The Patient Investor	June 30, 2011	2	Slow and Steady Wins the Race

The Limits of Lessons
There is a saying among basketball coaches: “you can’t teach height!” This oversimplification of a common trait of most successful basketball players got us thinking about key aspects of the investment management business that cannot be taught.  While there is little question giants constantly hone their craft by reading and learning, in the world of money management there are some things that simply cannot be gleaned from study.  The true greats—Warren Buffett, Peter Lynch and Sir John Templeton among others—possess some winning characteristics often found in short supply in the investing world. Having closely followed their careers over the years, we think without three essential and yet unteachable traits—vision, courage and determination—there is little possibility of long-term investment success.

Vision
Albert Einstein once declared: “Imagination is more important than knowledge.”3 According to his biographer, Walter Isaacson, “As a young student he never did well with rote learning.  And later, as a theorist, his success came not from the brute strength of his mental processing power but from his imagination and creativity.”4 Like Einstein’s quantum physics, many oversimplify investing as a pure numbers game.  By contrast, we view stock picking as a creative endeavor—one in which the art trumps the science.  As such, we are convinced the greatest investors possess a distinct vision.  They see the world from a unique vantage point not unlike the varied creative expression that comes from painters, actors and writers.  For example, in movie making you can give two great directors the same script and the end products will likely yield two very different films.  Such is the case with skilled portfolio managers.  They operate in the same world, can choose from the same pool of stocks, have access to the same public information, and yet the most talented have portfolios that are not reminiscent of any other you have ever seen.  But alas, there is no creativity school.  Yes, a school can help foster creativity or help cultivate imagination but if neither is there to begin with, nothing can be done.

Alexander Hamilton reputedly once said, “Those who stand for nothing fall for anything.” For this very reason, creative investors embrace their visions as guiding stars.  They must endure the chaos, noise and volatility of Wall Street.  Moreover, while many investors are often uncomfortable standing alone, the notables are resigned to the fact that their bold, contrarian viewpoints will indeed cause them to zig when others zag.  And on occasion—like late-celebrated artists ahead of their times—they too can be early and their perspectives can go unrealized for some time.  Apropos of these points, investing great Warren Buffett noted: “I didn’t learn it in school or anything [but] it never bothered me if people disagreed with what I thought, as long as I felt I knew the facts.”5

Courage
Winston Churchill once said, “Success is not final, failure is not fatal: It is the courage to continue that counts.” There is no teaching courage, however, you either have it or you don’t.  Moreover, there is no way to know if someone is courageous until it matters most.  It is easy to get lulled into thinking courage is common because there are many noteworthy instances of late—from Middle East uprisings, to modern-day war heroes, to the unbelievably selfless acts demonstrated by 9/11 rescuers—but true acts of courage are actually quite rare.

The same increasingly rare moments of courage matter when it comes to investing.  Case in point—while physical harm and financial loss are indeed very different, they actually trigger similar fight or flight responses.  Of course, no one actually dies due to a bad day in the stock market, but the emotional response to losing money can make some feel a life or death situation is at hand.  As Jason Zweig details in his book Your Money and Your Brain, “a financial loss or shortfall is a painful punishment that arouses an almost primitive fear…losing money can ignite the same fundamental fears you would feel if you encountered a charging tiger, got caught in a burning forest, or stood on the crumbling edge of a cliff.”6

Thus it is human nature to fear investment losses, and while even professional investors are not immune, the most talented have the ability to acknowledge and conquer their fears.  Most important of all, when the investing masses opt for flight, the greats know it is time to fight.  The skillful draw courage from deep knowledge and experience and in so doing they are able to overpower a primitive response with higher reason.

Determination
Many profess to be passionate, but few truly are.  In fact, as with the word “love,” we believe passion is so overused in our modern lexicon that its meaning has been watered down.  For this reason, we believe the truly extraordinary investor is not just passionate but determined and, again, there is no lesson plan for determination.  The great investor is always seeking, always learning and never, ever satisfied.  Such investors are relentless—eating, sleeping and breathing their portfolios.  And even though determined investors must accept inevitable periods of underperformance, they are always focused on improvement. Our determination manifests itself in the form of rigorous balance sheet work, an endless search for independent verifications as well as obsessive reading to learn more and get better.  Against this backdrop, we question, re-affirm and even refute our own investment theses regularly.  The determined investor knows “[u]ltimately, it is the struggle that keeps us alive.”7

Portfolio Comings and Goings
During the quarter, we added Simpson Manufacturing Co., Inc. (SSD) and Contango Oil & Gas Co. (MCF) to Ariel Fund.  We bought Simpson, a manufacturer and marketer of building products, based on its 70% market share in the U.S. connector market.  We purchased natural gas producer Contango based on its lean operations and proven capital allocation skill.  The company also maintains no debt and substantial cash amounts on its balance sheet, providing stability to its operations.  In addition, we exited CBS Corp. (CBS) as its market capitalization reached the upper limits for Ariel Fund.

While we did not exit any positions in Ariel Appreciation Fund, we purchased shares of Newell Rubbermaid Inc. (NWL) whose Rubbermaid storage products, Sharpie pens and Graco strollers are well-known to consumers.  We also initiated a position in Chesapeake Energy Corp. (CHK), which is the largest independent provider of natural gas in the United States.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.  You can also contact us directly at email@arielinvestments.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

3   Walter Isaacson. Einstein: His Life and Universe. New York: Simon & Schuster Paperbacks, 2007. Print. Page 7.
4 ibid.
5 Bruce Upbin, ed. “Jay-Z, Buffett and Forbes on Success and Giving Back,” Forbes. 11 Oct. 2010. Web.
6 Jason Zweig. Your Money and Your Brain: How the New Science of Neuroeconomics Can Help Make You Rich. New York: Simon & Schuster, 2007.  Print. Pages164-165.
7 Laurence Gonzales. Deep Survival: Who Lives, Who Dies, and Why.  New York: W.W. Norton & Company, 2003.  Print. Page 206.

arielinvestments.com	4	800.292.7435

Ariel Investments to launch International & Global Strategies

We are pleased to announce the appointment of Rupal J. Bhansali as Senior Vice President and Chief Investment Officer, International Equities effective October 1, 2011. Rupal joins Ariel after a decade at MacKay Shields where she was Head of International Equities and successfully managed the institutional and retail portfolios, including the 5-star rated* MainStay International Equity Fund (MSIIX). We look forward to investing in markets around the world under the stewardship of a proven international investor. To read the full press release, please visit arielinvestments.com.

ARIEL INVESTMENTS

*Based on Morningstar Overall Rating as of 4/30/11. Updated monthly, the Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year Morningstar Rating metrics.

Ariel Fund Performance Summary	Inception: November 6, 1986

ABOUT THE FUND
The no-load Ariel Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth.   The Fund primarily invests in companies with market capitalizations between $1 billion and $5 billion.

AVERAGE ANNUAL TOTAL RETURNS as of June 30, 2011
	2nd Quarter	1 Year	3 Year	5 Year	10 Year	15 Year	Life of Fund
Ariel Fund	–2.52%	42.55%	11.86%	3.85%	6.85%	10.23%	11.41%
Russell 2500TM Value Index	–1.47%	34.54%	7.86%	3.54%	8.36%	10.33%	11.37%
Russell 2500TM Index	–0.59%	39.28%	8.17%	5.20%	7.40%	9.11%	10.69%
S&P 500® Index	0.10%	30.69%	3.34%	2.94%	2.72%	6.50%	9.57%
Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit our website, arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)
		Russell
		2500	Russell	S&P
	Ariel	Value	2500	500
	Fund†	Index	Index	Index

Consumer discretionary	37.63	13.63	14.84	12.43

Financial services	27.47	32.17	21.65	16.05

Producer durables	11.75	14.46	14.87	11.46

Health care	10.51	6.24	10.79	11.49

Consumer staples	6.24	2.82	2.90	9.30

Materials & processing	4.14	7.20	8.34	3.99

Technology	1.66	8.58	13.89	16.25

Energy	0.60	4.08	6.36	12.74

Utilities	0.00	10.83	6.36	6.30

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio (as of 9/30/2010)	1.06%

TOP TEN EQUITY HOLDINGS
1	Interpublic Group of Cos., Inc.	4.1%	6	CB Richard Ellis Group, Inc.	3.7%
	Global holding company of advertising			World’s largest commercial
	and marketing services companies			real estate services firm

2	Gannett Co., Inc.	3.8%	7	Hospira, Inc.	3.6%
	Largest U.S. newspaper company			Diversified health care company
	and publisher of USA Today
			8	Mohawk Industries, Inc.	3.6%
3	Jones Lang LaSalle Inc.	3.7%		Leading manufacturer of carpet,
	Leading commercial real estate			tile and wood floor coverings
	services firm
			9	Zimmer Holdings, Inc.	3.6%
4	International Game Technology	3.7%		Leading designer and manufacturer
	Leading manufacturer and operator of			in the orthopedic marketplace
	computerized casino gaming machines
			10	Royal Caribbean Cruises Ltd.	3.4%
5	Lazard Ltd	3.7%		World’s second largest cruise
	International financial advisory			company
	and asset management firm

Note: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The Russell 2500TM Value Index measures the performance of small to mid-cap value companies with lower price-to-book ratios and lower forecasted growth values.  The Russell 2500TM Index measures the performance of small to mid-cap companies.  The S&P 500® is a broad market-weighted index dominated by blue-chip stocks.  All indexes are unmanaged, and an investor cannot invest directly in an index.  Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

arielinvestments.com	7	800.292.7435

Ariel Fund Schedule of Investments		June 30, 2011 (unaudited)

Number of Shares	Common Stocks—99.47%	Cost	Market Value

	Consumer discretionary & services—37.43%
1,262,890	DeVry Inc.	$58,664,689	$74,674,686
5,972,539	Gannett Co., Inc.	24,246,322	85,526,758
4,703,725	International Game Technology	58,480,975	82,691,486
7,218,172	Interpublic Group of Cos., Inc.	43,852,594	90,227,150
1,418,471	Meredith Corp.	33,851,972	44,157,002
1,337,848	Mohawk Industries, Inc.(a)	66,547,712	80,257,502
4,090,757	Newell Rubbermaid Inc.	61,451,006	64,552,145
1,289,975	Nordstrom, Inc.	17,814,526	60,551,427
2,022,356	Royal Caribbean Cruises Ltd.(a)	25,420,694	76,121,480
582,467	Sotheby's	6,160,122	25,337,315
882,795	Stanley Black & Decker, Inc.	21,703,293	63,605,380
598,906	Tiffany & Co.	19,668,180	47,026,099
92,900	Washington Post Co., Class B	35,135,724	38,920,455
		472,997,809	833,648,885
	Consumer staples—6.21%
424,354	Energizer Holdings, Inc.(a)	7,438,015	30,706,255
927,838	J.M. Smucker Co.	32,126,112	70,923,937
740,525	McCormick & Co., Inc.	25,910,768	36,707,824
		65,474,895	138,338,016
	Energy—0.59%
226,700	Contango Oil & Gas Co.(a)	12,665,396	13,248,348
	Financial services—27.32%
3,257,157	CB Richard Ellis Group, Inc.(a)	12,566,361	81,787,212
682,826	City National Corp.	28,651,314	37,043,310
809,200	Dun & Bradstreet Corp.	62,463,567	61,126,968
2,489,700	Fair Isaac Corp.(b)	59,697,855	75,188,940
3,153,600	First American Financial Corp.	51,808,575	49,353,840
1,377,065	HCC Insurance Holdings, Inc.	24,241,357	43,377,547
7,960,078	Janus Capital Group Inc.	70,533,213	75,143,136
877,873	Jones Lang LaSalle Inc.	13,064,021	82,783,424
2,209,200	Lazard Ltd, Class A	74,674,500	81,961,320
1,508,547	PrivateBancorp, Inc.	13,614,383	20,817,949
		411,315,146	608,583,646
	Health care—10.46%
607,134	Bio-Rad Laboratories, Inc., Class A(a)	34,756,709	72,467,514
1,416,801	Hospira, Inc.(a)	53,753,510	80,275,945
1,267,900	Zimmer Holdings, Inc.(a)	71,124,814	80,131,280
		159,635,033	232,874,739
	Materials & processing—4.11%
3,738,838	Interface, Inc., Class A(b)	36,084,557	72,421,292
643,600	Simpson Manufacturing Co., Inc.	18,068,124	19,224,332
		54,152,681	91,645,624
	Producer durables—11.69%
1,973,203	Brady Corp., Class A	34,932,709	63,260,888
2,258,000	Brink's Co.	54,424,474	67,356,140
2,112,190	Herman Miller, Inc.	37,514,726	57,493,812
1,575,111	IDEX Corp.	23,616,435	72,218,839
		150,488,344	260,329,679
	Technology—1.66%
564,350	Anixter Intl Inc.	12,295,079	36,874,629
	Total common stocks	1,339,024,383	2,215,543,566

Principal Amount	Repurchase Agreement—0.71%	Cost	Market Value
$15,839,420	Fixed Income Clearing Corporation, 0.01%, dated 6/30/2011,
	due 7/1/2011, repurchase price $15,839,424, (collateralized by
	Federal Home Loan Bank, 5.25%, due 8/8/2033)	$15,839,420	$15,839,420
	Total Investments— 100.18%	$1,354,863,803	2,231,382,986
	Liabilities less Other Assets—(0.18%)		(4,088,452)
	Net Assets—100.00%		$2,227,294,534
(a)Non-income producing.
(b)Affiliated company (See Note Three).
A category may contain multiple industries as defined by the Global Industry Classification Standards. See Notes to Schedules of Investments.

Ariel Fund Statistical Summary (ARGFX)											(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
					2009	2010	2011	2009	2010	2011	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	6/30/11	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
Contango Oil & Gas Co.	MCF	58.44	41.01	65.00	2.38	3.02	4.18	24.6	19.4	14.0	915
PrivateBancorp, Inc.	PVTB	13.80	10.24	16.49	(0.95)	(0.17)	0.42	NM	NM	32.9	991
Interface, Inc.	IFSIA	19.37	10.10	20.23	0.28	0.62	0.96	69.2	31.2	20.2	1,130
Meredith Corp.	MDP	31.13	28.92	37.51	1.78	2.74	2.84	17.5	11.4	11.0	1,144
Fair Isaac Corp.	FICO	30.20	21.24	31.81	1.46	1.44	1.96	20.7	21.0	15.4	1,203
Brink’s Co.	BCO	29.83	18.30	34.46	1.76	1.47	2.04	16.9	20.3	14.6	1,390
Simpson Manufacturing Co., Inc.	SSD	29.87	21.24	31.67	0.25	1.03	1.17	119.5	29.0	25.5	1,497
Brady Corp.	BRC	32.06	24.22	38.73	1.85	2.26	2.54	17.3	14.2	12.6	1,578
Herman Miller, Inc.	MLHR	27.22	16.23	28.14	0.84	0.79	1.40	32.4	34.5	19.4	1,580
First American Financial Corp.	FAF	15.65	11.90	17.37	1.02	1.20	0.73	15.3	13.0	21.4	1,646
Janus Capital Group Inc.	JNS	9.44	8.63	14.57	0.41	0.91	0.91	23.0	10.4	10.4	1,758
Anixter Intl Inc.	AXE	65.34	41.27	76.16	(0.83)	3.69	5.67	NM	17.7	11.5	2,257
Bio-Rad Laboratories, Inc.	BIO	119.36	80.00	126.98	6.08	6.56	6.85	19.6	18.2	17.4	2,727
Washington Post Co.	WPO	418.95	295.56	455.69	11.60	32.82	24.24	36.1	12.8	17.3	2,808
City National Corp.	CYN	54.25	47.19	63.71	0.50	2.02	3.28	108.5	26.9	16.5	2,885
Sotheby's	BID	43.50	22.06	55.67	0.22	2.34	2.81	197.7	18.6	15.5	2,938
Gannett Co., Inc.	GCI	14.32	11.65	18.93	1.75	2.53	2.31	8.2	5.7	6.2	3,443
HCC Insurance Holdings, Inc.	HCC	31.50	24.10	33.12	3.09	2.95	2.69	10.2	10.7	11.7	3,582
Dun & Bradstreet Corp.	DNB	75.54	65.34	87.08	5.99	5.16	6.12	12.6	14.6	12.3	3,732
IDEX Corp.	IEX	45.85	27.54	47.50	1.61	2.16	2.57	28.5	21.2	17.8	3,800
Jones Lang LaSalle Inc.	JLL	94.30	61.83	107.84	2.32	3.96	5.26	40.6	23.8	17.9	4,048
DeVry Inc.	DV	59.13	36.34	62.31	3.12	4.25	4.80	19.0	13.9	12.3	4,067
Mohawk Industries, Inc.	MHK	59.99	42.61	68.86	2.61	3.39	4.48	23.0	17.7	13.4	4,123
Lazard Ltd	LAZ	37.10	25.70	46.54	(1.68)	1.80	2.41	NM	20.6	15.4	4,441
Newell Rubbermaid Inc.	NWL	15.78	14.14	20.38	1.30	1.50	1.64	12.1	10.5	9.6	4,595
Energizer Holdings, Inc.	ENR	72.36	49.25	77.47	5.12	5.35	6.12	14.1	13.5	11.8	5,042
International Game Technology	IGT	17.58	13.65	19.11	0.91	0.96	1.09	19.3	18.3	16.1	5,272
McCormick & Co., Inc.	MKC	49.57	37.37	51.26	2.44	2.66	2.82	20.3	18.6	17.6	5,948
Interpublic Group of Cos., Inc.	IPG	12.50	6.86	13.35	0.19	0.47	0.65	65.8	26.6	19.2	6,109
CB Richard Ellis Group, Inc.	CBG	25.11	12.81	29.88	0.22	0.66	1.15	114.1	38.0	21.8	8,160
Royal Caribbean Cruises Ltd.	RCL	37.64	21.97	49.99	0.75	2.43	3.26	50.2	15.5	11.5	8,167
J.M. Smucker Co.	SJM	76.44	57.20	79.84	4.60	5.12	5.46	16.6	14.9	14.0	8,743
Hospira, Inc.	HSP	56.66	49.51	60.49	3.11	3.30	3.97	18.2	17.2	14.3	9,506
Tiffany & Co.	TIF	78.52	35.81	79.00	2.04	2.85	3.50	38.5	27.6	22.4	10,028
Nordstrom, Inc.	JWN	46.94	28.44	49.43	1.95	2.68	3.02	24.1	17.5	15.5	10,229
Stanley Black & Decker, Inc.	SWK	72.05	48.76	78.19	2.97	3.71	5.35	24.3	19.4	13.5	12,113
Zimmer Holdings, Inc.	ZMH	63.20	46.27	69.93	4.13	4.58	5.04	15.3	13.8	12.5	12,132

Note: Holdings are as of June 30, 2011.  All earnings per share numbers are fully diluted.  Such numbers are from continuing operations and are adjusted for non-recurring items.  All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of June 30, 2011.  P/E ratios are based on earnings stated and June 30, 2011 stock price.  NM=Not Meaningful.

arielinvestments.com	9	800.292.7435

Simpson Manufacturing Co. is a leading manufacturer of wood-to-wood, wood-to-concrete and wood-to-masonry connectors, fasteners and fastening systems.  These products improve the structural integrity of all types of buildings especially in areas prone to natural disasters.  Current Chairman Barclay Simpson took over the CEO position from his father in 1947.  He shifted the company’s focus from fans and vents to the connector products business in the 1950s.  Under Barclay’s leadership, Simpson has established a dominant position in the industry with nearly 70% market share in the U.S.  Its shares are held in Ariel Fund and Ariel Discovery Fund.

Construction Activity Weakness
The residential and commercial construction market remains near trough levels of activity in North America.  Annual new home build rates in the U.S. have fallen nearly 75% from peak levels in the mid-2000s. The commercial construction business in North America has also continued to suffer over the past few years.  Not surprisingly, depressed building activity has caused a temporary decline in revenue and the stock price.  We believe a construction recovery is inevitable.  Likewise, we are more optimistic on the timing of the recovery than most.

Trusted Brand
The Simpson Strong-Tie brand is well-recognized in the construction industry and is synonymous with highly engineered, reliable building products.  Indeed, in some geographies, building standards specifically identify Simpson products as required to meet code.  Connectors and fastening systems are a small part of total cost in home or office building construction, but are critical to structural integrity. Thus, architects and builders are willing to pay premium prices for the comfort of having the best connectors and fastening systems, those made by Simpson.

International Expansion
International expansion is a source of significant growth for Simpson in coming years.  Simpson has already successfully diversified its revenue from less than 6% from outside the U.S. in 2000 to over 20% in 2010.  As the rest of the world comes to recognize the importance of structural safety, we expect builders to look to U.S. building codes as a guideline.  With 13 manufacturing and operations facilities around the world and distribution to over 40 countries, Simpson stands to benefit strongly.

Intriguing Valuation
With dark clouds hanging over the stock, Simpson remains an intriguing investment.  The market values the company as if building activity will never rebound.  By contrast, we believe activity levels are currently near their lows and will improve over the next few years.  Even at current levels, Simpson is a profitable company with a strong balance sheet.  As these levels increase, we expect significant improvements in Simpson’s profitability.

As of June 30, 2011, shares traded at $29.87, a 29% discount to our steadily growing private market value of $41.81.

Ariel Appreciation Fund Performance Summary	Inception: December 1, 1989

ABOUT THE FUND
The no-load Ariel Appreciation Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth.  The Fund primarily invests in companies with market capitalizations between $2.5 billion and $15 billion.

AVERAGE ANNUAL TOTAL RETURNS as of June 30, 2011
	2nd Quarter	1 Year	3 Year	5 Year	10 Year	15 Year	Life of Fund
Ariel Appreciation Fund	0.99%	40.78%	12.35%	6.69%	6.96%	10.85%	10.87%
Russell Midcap® Value Index	–0.69%	34.28%	6.35%	4.01%	8.42%	10.30%	11.36%
Russell Midcap® Index	0.42%	38.47%	6.46%	5.30%	7.59%	9.76%	11.17%
S&P 500® Index	0.10%	30.69%	3.34%	2.94%	2.72%	6.50%	8.63%
Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit our website, arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)
		Russell
	Ariel	Midcap	Russell	S&P
	Appreciation	Value	Midcap	500
	Fund†	Index	Index	Index

Consumer discretionary	42.75	12.34	16.28	12.43

Financial services	27.62	32.20	20.41	16.05

Health care	14.94	6.97	9.64	11.49

Producer durables	5.49	11.16	13.55	11.46

Technology	3.62	6.21	11.31	16.25

Consumer staples	3.28	5.93	5.53	9.30

Energy	2.30	6.28	8.45	12.74

Materials & processing	0.00	5.09	7.39	3.99

Utilities	0.00	13.82	7.44	6.30

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio (as of 9/30/2010)	1.18%

TOP TEN EQUITY HOLDINGS
1	CBS Corp.	4.6%	6	Interpublic Group of Cos., Inc.	3.5%
	Mass media company			Global holding company of
				advertising and marketing
2	Viacom, Inc.	4.1%		services companies
	Cable network and film
	production company		7	Jones Lang LaSalle Inc.	3.4%
				Leading commercial real estate
3	Accenture plc	3.9%		services firm
	Global management consultant
	specializing in technology and		8	Thermo Fisher Scientific Inc.	3.2%
	outsourcing			Leading manufacturer and supplier
				of lab equipment and supplies
4	Zimmer Holdings, Inc.	3.9%
	Leading designer and manufacturer		9	Baxter Intl Inc.	3.2%
	in the orthopedic marketplace			Global health care company that
				develops, manufactures and distributes
5	Dell Inc.	3.6%		a diversified line of medical products
	Global personal computer
	manufacturer and technology		10	Franklin Resources, Inc.	3.1%
	provider			Global asset management firm

Note: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The Russell Midcap® Value Index measures the performance of mid-cap value companies with lower price-to-book ratios and lower forecasted growth values.  The Russell Midcap® Index measures the performance of mid-cap companies.  The S&P 500® is a broad market-weighted index dominated by blue-chip stocks.  All indexes are unmanaged, and an investor cannot invest directly in an index.  Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

arielinvestments.com	12	800.292.7435

Ariel Appreciation Fund Schedule of Investments		June 30, 2011 (unaudited)

Number of Shares	Common Stocks—99.29%	Cost	Market Value

	Consumer discretionary & services—42.45%
881,100	Apollo Group, Inc., Class A(a)	$38,199,198	$38,486,448
1,041,650	Carnival Corp.	27,713,373	39,197,290
2,487,000	CBS Corp., Class B	12,652,495	70,854,630
672,100	DeVry Inc.	30,540,267	39,741,273
3,184,100	Gannett Co., Inc.	6,961,029	45,596,312
2,241,590	International Game Technology	28,777,022	39,407,152
4,332,975	Interpublic Group of Cos., Inc.	23,158,830	54,162,188
943,300	Madison Square Garden, Co., Class A(a)	25,567,629	25,969,049
685,200	Mattel, Inc.	15,363,074	18,836,148
772,875	Mohawk Industries, Inc.(a)	34,720,248	46,364,771
505,100	Newell Rubbermaid Inc.	7,440,822	7,970,478
791,800	Nordstrom, Inc.	12,221,831	37,167,092
955,200	Omnicom Group Inc.	28,027,257	46,002,432
379,500	Sotheby's	6,492,982	16,508,250
530,799	Stanley Black & Decker, Inc.	11,162,605	38,244,068
291,200	Tiffany & Co.	7,878,113	22,865,024
1,214,500	Viacom, Inc.	28,164,179	61,939,500
		345,040,954	649,312,105
	Consumer staples—3.26%
189,647	Clorox Co.	6,043,112	12,789,794
484,575	J.M. Smucker Co.	24,407,645	37,040,913
		30,450,757	49,830,707
	Energy—2.28%
1,177,100	Chesapeake Energy Corp.	36,416,570	34,948,099
	Financial services—27.42%
981,100	AFLAC Inc.	23,465,035	45,797,748
1,401,550	CB Richard Ellis Group, Inc.(a)	4,660,434	35,192,920
454,300	City National Corp.	23,865,075	24,645,775
324,422	Dun & Bradstreet Corp.	12,693,815	24,506,838
2,131,900	First American Financial Corp.	34,975,811	33,364,235
366,500	Franklin Resources, Inc.	14,310,980	48,117,785
3,729,575	Janus Capital Group Inc.	27,839,146	35,207,188
545,500	Jones Lang LaSalle Inc.	27,661,202	51,440,650
1,263,300	Lazard Ltd, Class A	45,633,679	46,868,430
966,300	Northern Trust Corp.	37,497,297	44,411,148
495,500	T. Rowe Price Group, Inc.	8,404,130	29,898,470
		261,006,604	419,451,187
	Health care—14.84%
818,350	Baxter Intl Inc.	26,295,913	48,847,311
201,625	Bio-Rad Laboratories, Inc., Class A(a)	12,994,851	24,065,960
955,400	St. Jude Medical, Inc.	35,668,577	45,553,472
769,354	Thermo Fisher Scientific Inc.(a)	13,146,106	49,538,704
932,800	Zimmer Holdings, Inc.(a)	43,726,256	58,952,960
		131,831,703	226,958,407
	Producer durables—5.45%
992,700	Accenture plc, Class A	14,682,758	59,978,934
415,450	Illinois Tool Works Inc.	19,041,869	23,468,771
		33,724,627	83,447,705
	Technology—3.59%
3,295,800	Dell Inc.(a)	39,063,283	54,940,986
	Total common stocks	877,534,498	1,518,889,196

Principal Amount	Repurchase Agreement—0.61%	Cost	Market Value
$9,345,942	Fixed Income Clearing Corporation, 0.01%, dated 6/30/2011,
	due 7/1/2011, repurchase price $9,345,945, (collateralized by
	Federal Home Loan Bank, 5.25%, due 8/8/2033)	$9,345,942	$9,345,942
	Total Investments— 99.90%	$886,880,440	1,528,235,138
	Other Assets less Liabilities—0.10%		1,459,854
	Net Assets—100.00%		$1,529,694,992
(a)Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

Ariel Appreciation Fund Statistical Summary (CAAPX)											(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
					2009	2010	2011	2009	2010	2011	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	6/30/11	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
First American Financial Corp.	FAF	15.65	11.90	17.37	1.02	1.20	0.73	15.3	13.0	21.4	1,646
Madison Square Garden Co.	MSG	27.53	18.39	30.21	0.54	1.23	1.22	51.0	22.4	22.6	1,710
Janus Capital Group Inc.	JNS	9.44	8.63	14.57	0.41	0.91	0.91	23.0	10.4	10.4	1,758
Bio-Rad Laboratories, Inc.	BIO	119.36	80.00	126.98	6.08	6.56	6.85	19.6	18.2	17.4	2,727
City National Corp.	CYN	54.25	47.19	63.71	0.50	2.02	3.28	108.5	26.9	16.5	2,885
Sotheby's	BID	43.50	22.06	55.67	0.22	2.34	2.81	197.7	18.6	15.5	2,938
Gannett Co., Inc.	GCI	14.32	11.65	18.93	1.75	2.53	2.31	8.2	5.7	6.2	3,443
Dun & Bradstreet Corp.	DNB	75.54	65.34	87.08	5.99	5.16	6.12	12.6	14.6	12.3	3,732
Jones Lang LaSalle Inc.	JLL	94.30	61.83	107.84	2.32	3.96	5.26	40.6	23.8	17.9	4,048
DeVry Inc.	DV	59.13	36.34	62.31	3.12	4.25	4.80	19.0	13.9	12.3	4,067
Mohawk Industries, Inc.	MHK	59.99	42.61	68.86	2.61	3.39	4.48	23.0	17.7	13.4	4,123
Lazard Ltd	LAZ	37.10	25.70	46.54	(1.68)	1.80	2.41	NM	20.6	15.4	4,441
Newell Rubbermaid Inc.	NWL	15.78	14.14	20.38	1.30	1.50	1.64	12.1	10.5	9.6	4,595
International Game Technology	IGT	17.58	13.65	19.11	0.91	0.96	1.09	19.3	18.3	16.1	5,272
Interpublic Group of Cos., Inc.	IPG	12.50	6.86	13.35	0.19	0.47	0.65	65.8	26.6	19.2	6,109
Apollo Group, Inc.	APOL	43.68	33.75	53.61	4.60	5.18	4.25	9.5	8.4	10.3	6,164
CB Richard Ellis Group, Inc.	CBG	25.11	12.81	29.88	0.22	0.66	1.15	114.1	38.0	21.8	8,160
J.M. Smucker Co.	SJM	76.44	57.20	79.84	4.60	5.12	5.46	16.6	14.9	14.0	8,743
Clorox Co.	CLX	67.44	60.56	72.43	4.16	4.20	4.33	16.2	16.1	15.6	8,992
Mattel, Inc.	MAT	27.49	20.57	27.73	1.52	1.84	2.13	18.1	14.9	12.9	9,555
Tiffany & Co.	TIF	78.52	35.81	79.00	2.04	2.85	3.50	38.5	27.6	22.4	10,028
Nordstrom, Inc.	JWN	46.94	28.44	49.43	1.95	2.68	3.02	24.1	17.5	15.5	10,229
Northern Trust Corp.	NTRS	45.96	44.58	56.86	3.16	2.74	2.82	14.5	16.8	16.3	11,113
Stanley Black & Decker, Inc.	SWK	72.05	48.76	78.19	2.97	3.71	5.35	24.3	19.4	13.5	12,113
Zimmer Holdings, Inc.	ZMH	63.20	46.27	69.93	4.13	4.58	5.04	15.3	13.8	12.5	12,132
Omnicom Group Inc.	OMC	48.16	33.50	51.25	2.67	2.86	3.33	18.0	16.8	14.5	13,539
T. Rowe Price Group, Inc.	TROW	60.34	42.81	71.29	1.65	2.53	3.26	36.6	23.8	18.5	15,673
St. Jude Medical, Inc.	STJ	47.68	34.25	54.18	2.61	3.19	3.44	18.3	14.9	13.9	15,680
CBS Corp.	CBS	28.49	12.26	29.13	0.65	1.13	1.90	43.8	25.2	15.0	17,811
Chesapeake Energy Corp.	CHK	29.69	19.68	35.95	NM	2.75	2.94	NM	10.8	10.1	19,526
AFLAC Inc.	AFL	46.68	41.55	59.54	4.85	5.53	6.21	9.6	8.4	7.5	21,832
Carnival Corp.	CCL	37.63	29.68	48.14	2.24	2.55	2.52	16.8	14.8	14.9	22,889
Thermo Fisher Scientific Inc.	TMO	64.39	41.74	65.86	3.05	3.57	4.00	21.1	18.0	16.1	24,678
Viacom, Inc.	VIA.B	51.00	30.24	51.93	2.43	3.01	3.73	21.0	16.9	13.7	27,208
Illinois Tool Works Inc.	ITW	56.49	40.33	58.79	2.32	3.29	4.13	24.3	17.2	13.7	28,248
Franklin Resources, Inc.	BEN	131.29	84.00	131.65	4.51	6.92	8.83	29.1	19.0	14.9	29,130
Dell Inc.	DELL	16.67	11.34	16.96	1.08	1.41	1.57	15.4	11.8	10.6	31,439
Baxter Intl Inc.	BAX	59.69	40.25	60.50	3.89	4.10	4.28	15.3	14.6	13.9	34,046
Accenture plc	ACN	60.42	36.45	60.98	2.67	2.90	3.52	22.6	20.8	17.2	38,936

Note: Holdings are as of June 30, 2011.  All earnings per share numbers are fully diluted.  Such numbers are from continuing operations and are adjusted for non-recurring items.  All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of June 30, 2011.  P/E ratios are based on earnings stated and June 30, 2011 stock price.  NM=Not Meaningful.

arielinvestments.com	14	800.292.7435

Founded in 1848, Lazard Ltd. (LAZ) is a boutique investment bank focused on providing strategic advisory, asset management and restructuring services to corporations and governments.  It is the world’s largest, independent financial advisory firm whose position strengthened coming out of the economic downturn as it took market share from its major competitors.  Particularly, Lazard has developed an unmatched presence globally by attracting the industry’s top talent and executing strategic transactions in 27 countries.  Its shares are held in Ariel Fund and Ariel Appreciation Fund.

Independence
The core of the company’s success is the simplicity of its business model.  Unlike its bulge-bracket and Big Four accounting competitors, Lazard operates without the conflicts created by a trading desk, commercial bank or auditing division.  This product focus creates a key competitive advantage as companies seek to minimize potential conflicts of interest in soliciting strategic advice and valuation.  After the downturn of 2008, the increase in bankruptcies and forced re-valuations at the request of regulators provided significant business opportunities for Lazard to demonstrate its ability to provide trusted, sound expertise.  As a result, Lazard advised on Kraft’s acquisition of Cadbury, Coca-Cola’s acquisition of Coca Cola Enterprises North America and an impressive percentage of the large transactions reported thus far in 2011.

Best-In-Class
Lazard operates in 40 major cities throughout Europe, North America, Asia, Australia and South America.  In order to leverage its unique model and global presence, the Company has expanded its investment in financial advisory, developing a deep corps of senior bankers with substantial sector relationships and experience.  As a result, nearly one-third of Lazard’s business is derived from Europe.

Moreover, for many years Lazard was largely understood by the market as an investment banking firm, relying primarily on advisory and restructuring revenues.  However, Lazard is engaged in another one of the most profitable business operations in financial services: asset management.  The company has managed to secure inflows despite a weak capital market environment through its popular emerging and international market products.  Its asset management division now generates nearly half of the firm’s revenues and recently hit a record-high of assets under management at $155 billion last quarter.

Slow Return of M&A Activity
Despite Lazard’s solid backlog of M&A transactions, announced global M&A activity has declined from the slight rebound seen in the fourth quarter of 2010.  Typically, three factors are expected to have high correlation with M&A activity growth: 1) high CEO confidence, 2) attractive financing, and 3) appealing valuations.  Encouraged by over $3 trillion on corporate balance sheets, we believe the beginning of a prolonged M&A growth period is at hand.  We, therefore, have continued to acquire Lazard shares at these compelling values.

As of June 30, 2011, shares traded at $37.10, a 33% discount to our private market value of $55.00.

Performance data quoted represents past performance.  Past performance does not guarantee future results.  All performance assumes the reinvestment of dividends and capital gains.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

Dear Fellow Shareholder: For the quarter ended June 30, 2011, Ariel Focus Fund outperformed its benchmark and the broader market increasing +1.01% versus a decline of -0.51% for the Russell 1000 Value Index and +0.10% for the S&P 500 Index.  Although the Fund and the broader market have enjoyed strong performance over the last 12 months, we believe current valuations remain attractive, particularly among larger, high-quality companies.  As such, our near-term outlook remains cautiously optimistic.  The Fund ended the quarter trading at just 11x forward earnings estimates, a very reasonable level, particularly given the low interest rate environment.

Our two biggest contributors were Dell Inc. (DELL), which rose +14.89% and Johnson & Johnson (JNJ), which climbed +13.25%.  Dell has been a strong performer this year increasing +23.03% through the end of the second quarter.  The company has benefited from the generally strong corporate spending on technology products.  As it happens, this same trend has also been a boost to International Business Machines Corp. (IBM) and Accenture plc (ACN).  Leading into 2011, Dell’s share price reflected extremely low expectations.  The stock closed out 2010 trading at around 10.5x forward earnings and less than 5x enterprise value to EBITDA.  This valuation level reflected a number of the company’s challenges, particularly in its core PC business.

Dell’s recent efforts to broaden its scope and quality in services, as well as the consumer business, have paid off.  Of particular note is that the consumer business has swung to profitability despite a fiercely competitive environment.  At Ariel, we track the average sell-side rating on stocks in our portfolio to gauge market sentiment.  Currently, Dell is the second-least-recommended stock in the portfolio.  This year it has paid to be an independent thinker on Dell.

While our investment in Dell has required us to buck conventional wisdom in the PC community, our investments in larger health care companies have required us to disregard news headlines for the last three years.  At quarter end, we owned Johnson & Johnson, Baxter Intl Inc. (BAX), Zimmer Holdings, Inc. (ZMH) and our latest purchase, Abbott Laboratories (ABT).  News articles from 2009 highlighted contentious health care reform and runaway corporate health care costs.  Headlines this year focus on debt limits and entitlement restructuring, usually including predictions of cuts in Medicare and Medicaid and resulting pressures on health care providers.  We continue to believe large-cap, high-quality companies are currently the cheapest area of the U.S. equity markets.  Johnson & Johnson is the poster child of a class of stocks that have been inexpensive for a while now.  Many of the former large growth darlings from the technology bubble era have suffered massive multiple compression over the last decade.  While they were quite overvalued at the turn of the century, in most cases these businesses have grown nicely since then.

arielinvestments.com	16	800.292.7435

Johnson & Johnson is trading at the same price levels as in early 2002, yet earnings have more than doubled since then.  Much of the stock’s collapse in valuation has been warranted as it was bid up to high levels that were unsustainable in our view.  Still, just as the market overshot optimistically 10 years ago, we think the same is now happening on the downside.  Johnson & Johnson’s business generates excellent returns on capital, enjoys high levels of profitability and rests upon a very strong balance sheet.  The last couple of years have not been kind to Johnson & Johnson as all three of its segments have faced company-specific issues, including recalls ranging from Tylenol to surgical sutures.  In spite of this, however, the businesses were still able to grow, which speaks to the robust nature of the overall franchise.  This is what excites us.  If you buy a high-quality franchise at an attractive price, it takes enormous stress to cause permanent capital impairment.  The company has been able to absorb a number of body blows, a slew of negative headlines and declining market expectations concerning future growth.

At current prices, not a lot has to go right for Johnson & Johnson to perform well for us, and we think there is tremendous downside protection considering its competitive advantages.  No one seems to care about dividends anymore, but we view the attractive, growing and well-covered dividend as a sound capital allocation policy for a company that clearly generates more cash than it needs to sustain the business or can deploy at attractive rates of return.  Furthermore, with a 3.4% dividend yield, the company only needs to grow at a mid-single-digit level to match the historical average for U.S. stocks.  We think the EPS growth will be even higher in the short-run as a result of operating leverage and top-line growth as revenues return from the various recalls.  Longer-term we remain optimistic on emerging market growth opportunities, as well as the aging demographic situation in the developed world.  Conventional wisdom tells us emerging market countries will be able to afford better health care products and services and will spend a higher share of growing GDP on health care.  Many large companies like Johnson & Johnson already get more than 50% of their earnings outside of the United States.

Stocks negatively affecting performance in the second quarter were concentrated in the financial services industry.  Goldman Sachs Group, Inc. (GS), which fell -15.87%, and Morgan Stanley (MS), which dropped -15.61%, were our two worst performing positions.  It seems the brokerage industry has replaced the health care industry as the nation’s most out-of-favor area.  Headline risk is at an all-time high with the industry under daily attack in the general press.  Both Goldman and Morgan Stanley’s stock prices have been driven down to a level that is quite remarkable.  As we go to print, Goldman Sachs is trading at a price either at or even slightly below book value, while Morgan Stanley is trading at a 20% discount to book.  This means anyone can purchase these two leading investment banks at the prices reserved only for the firms’ partners in the past.  Goldman and Morgan Stanley employees have competed for decades for the right to buy their firm’s stock at book.  As a reference, Goldman Sachs has traded at an average of 2.2x book since going public in 1999, while Morgan Stanley has traded at an average of 2.7x book over the same period.  Neither Goldman nor Morgan Stanley have ever traded below book other than for a brief period at the height of the financial crisis.  Yet today, the Fund can buy these two leading investment banks at or below book in the public market.  We are taking advantage of what we think is a rare opportunity and adding to our positions.

A quick comment on the for-profit education industry: since quarter end, our two holdings in this sector have moved up sharply in response to news that the Department of Education regulations were not nearly as onerous as had been feared.  We will have more to say on these companies next quarter, but we will note that Ariel’s philosophy of investing in companies we like and know well when they are suffering from negative headlines seems to be working well in this instance.

Meanwhile, our investments in the energy sector were modest detractors from performance in the quarter as both Exxon Mobil Corp. (XOM) and new holding Chesapeake Energy Corp. (CHK) declined due to a drop in both the price of oil and natural gas.

Let us close with our outlook for the market. We remain upbeat as the vast majority of our portfolio companies continue to report earnings above Street expectations.  At quarter end, we calculated that the portfolio was trading at only 11x our forward earnings estimate and at a 27% discount to our calculation of intrinsic value.  Since quarter end, earnings reports for our companies have exceeded our expectations giving us confidence despite the television pundits, that the possibility of a “double-dip recession” is remote.  Our valuation work continues to indicate that larger, high-quality companies like IBM, Exxon and Johnson & Johnson are relatively inexpensive relative to their intrinsic value and continue to offer an excellent opportunity.

Portfolio Comings and Goings
During the second quarter, we purchased U.S. natural gas producer Chesapeake Energy Corp.  Recent asset sales to a number of strategic competitors bolstered our confidence.  Also, we have a positive outlook on natural gas stemming from domestic efforts to reduce dependence on foreign oil and reduce carbon emissions.  We also initiated a position in “big box” discount retailer Target Corp. (TGT) because the stock price was trading well below its intrinsic value.  Target is well-positioned with a reputation for low prices but with higher quality merchandise than some of its discount competitors.  Lastly, we did not exit any positions during the quarter.

We appreciate your consideration and the opportunity to serve you and welcome any questions or comments you might have.  You can also contact us directly at email@arielinvestments.com.

Sincerely,

Charles K. Borbrinskoy	Timothy Fidler
Co-Portfolio Manager	Co-Portfolio Manager

Ariel Focus Fund Performance Summary	Inception: June 30, 2005

ABOUT THE FUND
The no-load Ariel Focus Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth.  The Fund primarily invests in companies with market capitalizations in excess of $10 billion.  Ariel Focus Fund is a non- diversified fund and holds approximately 20 securities.

AVERAGE ANNUAL TOTAL RETURNS as of June 30, 2011
	2nd Quarter	1 Year	3 Year	5 Year	Life of Fund
Ariel Focus Fund	1.01%	30.35%	3.59%	2.24%	2.62%
Russell 1000® Value Index	–0.51%	28.94%	2.28%	1.15%	2.90%
S&P 500® Index	0.10%	30.69%	3.34%	2.94%	3.87%
Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit our website, arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)
		Russell
	Ariel	1000	S&P
	Focus	Value	500
	Fund†	Index	Index

Financial services	20.43	27.49	16.05

Health care	19.76	12.30	11.49

Consumer discretionary	17.83	9.76	12.43

Technology	17.47	7.37	16.25

Producer durables	11.30	9.49	11.46

Energy	8.74	12.21	12.74

Consumer staples	4.47	6.81	9.30

Materials & processing	0.00	2.94	3.99

Utilities	0.00	11.64	6.30

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio
Net	1.25%*
Gross	1.58%*

	TOP TEN EQUITY HOLDINGS
1	Microsoft Corp.	6.1%	6	Baxter Intl Inc.	4.9%
	Worldwide leader in computer			Global health care company that
	software			develops, manufactures and distributes
				a diversified line of medical products
2	International Business	6.1%
	Machines Corp.		7	Exxon Mobil Corp.	4.9%
	World’s top provider of computer			Engaged in the exploration,
	products and services			production, transportation, and
				sale of crude oil and natural gas
3	Zimmer Holdings, Inc.	5.4%
	Leading designer and manufacturer		8	Omnicorp Group Inc.	4.6%
	in the orthopedic marketplace			Leading global advertising and
				marketing services company
4	Johnson & Johnson	5.3%
	Diversified health care and		9	Walgreen Co.	4.4%
	consumer products company			Nation’s largest drugstore chain

5	Dell Inc.	5.1%	10	Goldman Sachs Group, Inc.	4.1%
	Global personal computer			Global investment banking and
	manufacturer and technology provider			securities firm

*As of 9/30/10 Ariel Investments, LLC, the Adviser to the Funds, is contractually obligated to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the end of the fiscal year ending September 30, 2012.
Note: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The Russell 1000® Value Index measures the performance of large-cap value companies with lower price-to-book ratios and lower expected growth values.  The S&P 500® is a broad market-weighted index dominated by blue-chip stocks.  All indexes are unmanaged, and an investor cannot invest directly in an index.  Ariel Focus Fund is a non-diversified fund and therefore may be subject to greater volatility than a more diversified investment.

Ariel Focus Fund Schedule of Investments		June 30, 2011 (unaudited)

Number of Shares	Common Stocks—98.48%	Cost	Market Value

	Consumer discretionary & services—17.56%
42,600	Apollo Group, Inc., Class A(a)	$2,146,855	$1,860,768
47,200	Carnival Corp.	1,722,102	1,776,136
27,700	DeVry Inc.	1,154,406	1,637,901
47,600	Omnicom Group Inc.	1,786,565	2,292,416
26,900	Target Corp.	1,266,564	1,261,879
		8,076,492	8,829,100
	Consumer staples—4.40%
52,100	Walgreen Co.	1,497,874	2,212,166

	Energy—8.61%
63,100	Chesapeake Energy Corp.	1,964,046	1,873,439
30,200	Exxon Mobil Corp.	2,018,712	2,457,676
		3,982,758	4,331,115

	Financial services—20.12%
22,900	AFLAC Inc.	792,367	1,068,972
74,900	Bank of New York Mellon Corp.	2,046,318	1,918,938
29,450	Citigroup Inc.	1,131,061	1,226,298
15,500	Goldman Sachs Group, Inc.	2,212,079	2,062,895
45,500	JPMorgan Chase & Co.	1,851,038	1,862,770
85,950	Morgan Stanley	2,432,096	1,977,710
		10,464,959	10,117,583
	Health care—19.46%
37,200	Abbott Laboratories	1,749,898	1,957,464
41,400	Baxter Intl Inc.	1,935,997	2,471,166
39,700	Johnson & Johnson	2,416,054	2,640,844
43,000	Zimmer Holdings, Inc.(a)	2,204,330	2,717,600
		8,306,279	9,787,074
	Producer durables—11.13%
29,700	Accenture plc, Class A	709,193	1,794,474
23,200	Lockheed Martin Corp.	1,750,846	1,878,504
38,975	Tyco Intl Ltd.	1,299,236	1,926,534
		3,759,275	5,599,512
	Technology—17.20%
152,500	Dell Inc.(a)	2,349,180	2,542,175
17,800	International Business Machines Corp.	1,793,170	3,053,590
117,500	Microsoft Corp.	2,887,867	3,055,000
		7,030,217	8,650,765

	Total common stocks	43,117,854	49,527,315

Principal Amount	Repurchase Agreement—1.97%	Cost	Market Value
$989,729	Fixed Income Clearing Corporation, 0.01%, dated 6/30/2011,
	due 7/1/2011, repurchase price $989,730, (collateralized by
	Federal Home Loan Bank, 5.25%, due 8/8/2033)	$989,729	$989,729
	Total Investments—100.45%	$44,107,583	50,517,044
	Liabilities less Other Assets—(0.45%)		(227,311)
	Net Assets—100.00%		$50,289,733

(a)Non-income producing.
A category may contain multiple industries as defined by the Standard Industrial Classification system.
See Notes to Schedules of Investments.

arielinvestments.com	21	800.292.7435

Ariel Focus Fund Statistical Summary (ARFFX)											(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
					2009	2010	2011	2009	2010	2011	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	6/30/11	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
DeVry Inc.	DV	59.13	36.34	62.31	3.12	4.25	4.80	19.0	13.9	12.3	4,067
Apollo Group, Inc.	APOL	43.68	33.75	53.61	4.60	5.18	4.25	9.5	8.4	10.3	6,164
Zimmer Holdings, Inc.	ZMH	63.20	46.27	69.93	4.13	4.58	5.04	15.3	13.8	12.5	12,132
Omnicom Group Inc.	OMC	48.16	33.50	51.25	2.67	2.86	3.33	18.0	16.8	14.5	13,539
Chesapeake Energy Corp.	CHK	29.69	19.68	35.95	NM	2.75	2.94	NM	10.8	10.1	19,526
AFLAC Inc.	AFL	46.68	41.55	59.54	4.85	5.53	6.21	9.6	8.4	7.5	21,832
Carnival Corp.	CCL	37.63	29.68	48.14	2.24	2.55	2.52	16.8	14.8	14.9	22,889
Tyco Intl Ltd.	TYC	49.43	34.23	53.38	2.42	2.73	3.26	20.4	18.1	15.2	23,180
Lockheed Martin Corp.	LMT	80.97	67.68	82.43	7.96	7.37	8.54	10.2	11.0	9.5	28,301
Dell Inc.	DELL	16.67	11.34	16.96	1.08	1.41	1.57	15.4	11.8	10.6	31,439
Bank of New York Mellon Corp.	BK	25.62	23.78	32.50	(0.93)	2.30	2.25	NM	11.1	11.4	31,813
Target Corp.	TGT	46.91	45.65	60.97	3.24	3.88	4.09	14.5	12.1	11.5	32,328
Baxter Intl Inc.	BAX	59.69	40.25	60.50	3.89	4.10	4.28	15.3	14.6	13.9	34,046
Morgan Stanley	MS	23.01	21.76	31.04	(0.93)	2.64	1.23	NM	8.7	18.7	35,543
Walgreen Co.	WAG	42.46	26.26	47.11	2.19	2.41	2.96	19.4	17.6	14.3	38,444
Accenture plc	ACN	60.42	36.45	60.98	2.67	2.90	3.52	22.6	20.8	17.2	38,936
Goldman Sachs Group, Inc.	GS	133.09	128.30	175.34	22.13	13.18	12.00	6.0	10.1	11.1	68,905
Abbott Laboratories	ABT	52.62	44.59	54.24	4.40	4.85	5.29	12.0	10.8	9.9	81,786
Citigroup Inc.	C	41.64	36.20	51.50	(0.76)	3.78	4.09	NM	11.0	10.2	121,501
JPMorgan Chase & Co.	JPM	40.94	35.16	48.36	2.24	3.96	5.07	18.3	10.3	8.1	160,084
Johnson & Johnson	JNJ	66.52	56.86	67.37	4.81	4.94	5.13	13.8	13.5	13.0	182,341
International Business Machines Corp.	IBM	171.55	120.61	173.54	10.01	11.45	13.30	17.1	15.0	12.9	216,372
Microsoft Corp.	MSFT	26.00	22.73	29.46	1.88	2.34	2.70	13.8	11.1	9.6	219,252
Exxon Mobil Corp.	XOM	81.38	55.94	88.23	4.00	5.96	8.16	20.3	13.7	10.0	400,885

Note: Holdings are as of June 30, 2011.  All earnings per share numbers are fully diluted.  Such numbers are from continuing operations and are adjusted for non-recurring items.  All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of June 30, 2011.  P/E ratios are based on earnings stated and June 30, 2011 stock price.  NM=Not Meaningful.

Founded in 1973, Apollo Group is one of the world’s largest for-profit educators, serving nearly 400,000 students globally.  The company’s flagship University of Phoenix brand was created with the working adult in mind, offering associate’s, bachelor’s, master’s and doctoral degrees through both online and campus locations.  Over the past 15 years, Apollo has experienced impressive growth, a testament to both the value of a University of Phoenix degree and the growing global demand for educational attainment amongst an underserved population.  Yet, regulatory uncertainty continues to distract investors from this long term trend.  Shares of Apollo are held in Ariel Appreciation Fund and Ariel Focus Fund.

The Times They are a Changing
Over 35 years ago, founder Dr. John Sperling had the foresight to connect the introduction of the first personal computer with an eventual sea change in higher education.  As the economy shifted from manufacturing to service-oriented, the Baby Boom generation would eventually demand new skills, degrees and methods of instruction.  Today, as our society faces a growing disconnect between newly created jobs and applicant qualifications, that vision is now a reality.  Of the 133 million people in the U.S. labor force, 55% do not have a college degree.  Clearly, to reach President Obama’s ambitious goal of regaining global leadership in college education by 2020, the solution will require much more than budget-strained public colleges and capacity-constrained private universities.  Best in class for-profit institutions like the University of Phoenix have the capacity, access and quality necessary to bridge the gap.

One Step Ahead
For over a year now, Apollo has been cast under a broad cloud of near term regulatory uncertainty.  However, as the Department of Education formulated new rules to ensure high quality education at a low cost, the company stayed one step ahead, proactively improving all areas of an already successful business model – from marketing, to admissions, to financial aid, to student experience, to alumni relations. Today, as its competitors are still reacting to the new rules of the game, Apollo is already positioned as the brand of choice for the non-traditional students looking to improve their skills relative to an increasingly competitive job market.

Sheltered from the Storm
Amidst the storm, the Apollo management team not only strengthened the company’s position strategically, but also financially.  Chairman Sperling and co-CEO’s Charles Edelstein and Greg Cappelli have the company performing well, generating impressive free cash flow and amassing a fortress-like balance sheet.  Already in the first three quarters of this fiscal year, the company has generated approximately $3.96 per share in free cash flow, returned approximately $2.90 per share to its shareholders and built up a rock solid net cash position of approximately $8.96 per share.

Plenty of Room on Stage
As investors played the role of wallflowers, we actively pursued the opportunity to own a global leader in for-profit education.  And yet, as the industry continues to adapt to the new regulations, the opportunity persists.  Despite the stock’s impressive performance, today’s price reflects the challenges still facing the competition, rather than the long term demand for Apollo’s best-in-class programs.  As of June 30, 2011, shares traded at $43.68, a 32% discount to our private market value of $64.48.

arielinvestments.com	23	800.292.7435

Performance data quoted represents past performance.  Past performance does not guarantee future results.  All performance assumes the reinvestment of dividends and capital gains.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  Performance data current to the most recent month-end for Ariel Discovery Fund may be obtained by visiting our website, arielinvestments.com.

Dear Fellow Shareholder: Ariel Discovery Fund’s returns struggled during the second quarter of 2011, trailing its benchmark and the broad market.  Despite solid and improving fundamentals for the majority of our small-cap companies, their stocks were weak and the Fund lost -8.33% for the quarter.  This compares to -2.65% for the Russell 2000 Value Index and +0.10% for the S&P 500 Index.  Since inception on January 31, 2011 the Fund has lost -5.30% compared to a gain of +3.71% for the Russell 2000 Value Index and +3.57% for the S&P 500 Index.

While this quarter’s results were disappointing, we feel very positive about the portfolio.  With very few exceptions, we are pleased with what we are seeing at the businesses we own.  Thus the discount to our estimate of fair value across the portfolio has risen to 43%.  Of course we cannot predict when performance will improve, but we do feel extremely confident in the long-term value of our holdings.

Top performers during the quarter included: Vical Inc. (VICL), up +39.19%; Shoe Carnival, Inc. (SCVL), gaining +7.49%; and InfoSpace, Inc. (INSP), which returned +5.31%.  On the losing end were: Sigma Designs, Inc. (SIGM), losing -41.00%; Ballantyne Strong, Inc. (BTN), down -34.59%;  and American Reprographics Co. (ARC), which fell -31.69%.  Sigma Designs has had disappointing results and a lowered near-term outlook; the stock now trades at an extremely depressed multiple of its cash-rich book value.  Ballantyne, on the other hand, has had weak stock performance despite what we believe is a powerful, ongoing growth story, so we have continued to add to the position as the stock has traded lower.

A Gift from the World of Indexing
In his seminal 1991 book, Margin of Safety: Risk-Averse Value Investing Strategies for the Thoughtful Investor, Seth Klarman devotes a section to indexing, which he labels “mindless investing.”1 Of course, at Ariel, we believe strongly in the benefits of long-term, active management.  Yet even proponents of indexing would agree that one of its side effects can be sharp price movements when components of an index are changed.  As Klarman notes:

Because indexers want to be fully invested in the securities that comprise the index at all times in order to match the performance of the index, the security that is added to the index as a replacement must immediately be purchased by hundreds or perhaps thousands of portfolio managers…Owing to limited liquidity, on the day that a new stock is added to an index, it often jumps appreciably in price as indexers rush to buy.  Nothing fundamental has changed; nothing makes that stock worth more today than yesterday [italics added].  In effect, people are willing to pay more for that stock just because it has become part of an index.2

Klarman wrote Margin of Safety 20 years ago, when indexing was primarily focused on the S&P 500 Index.  In today’s world, the Russell Indices are among the many other indexes tracked by substantial pools of capital.  Each June, Russell reconstitutes its indexes, leading to a large number of additions and deletions.  When small-cap and micro-cap stocks move in or out of the Russell 3000 Index, it can lead to significant price dislocations in both directions.  The grandest irony of the efficient markets hypothesis appears when those portfolios most dependent upon it—index funds—create the most glaring inefficiencies in today’s stock market.  As long-term value investors, we believe that we can use this short-term illiquidity to our advantage.  Following is an example which worked in our favor:

PCTEL, Inc. (PCTI) is a developer of innovative antennas and scanning receivers.  Its products are used to build and optimize wireless networks.  The company has $68 million in cash, or nearly $4 per share, as well as a profitable and growing business.  We believe the management team led by CEO Marty Singer is both talented and properly motivated by significant stock ownership.  We are big fans of the company.

On Friday, June 10th, PCTEL stock closed at $6.40.  Over the following weekend, Russell provided the initial list of index changes, which would become effective on Friday, June 24th.  PCTEL was noted as a deletion from the Russell 3000 Index, meaning that roughly two million shares would need to be sold on that date by indexers.  (Recall that indexers only care about tracking the index, not about valuation).  For the previous 30 trading days, PCTEL had traded an average of just under 32,000 shares per day.  The stock closed down -7.5% on Monday, June 13th, as investors and traders anticipated the massive pending sale.  The stock continued to trade at depressed levels over the next two weeks.

As we were confident in the long-term value of PCTEL, this dislocation enticed us to add to our position.  We bought shares at $5.99 on June 13th, followed by a purchase at $5.80 per share on June 15th—more than 9% below the June 10th close! We also placed orders at even lower prices in case the dislocation became even more pronounced, but these trades never went through.  Finally, on the reconstitution day, nearly 3.2 million shares of PCTEL traded as the indexers liquidated their holdings.  The stock closed at $5.95, down -7.5% from the June 10th close.  On the following trading day, PCTEL stock closed at $6.40 per share—exactly its price before the announcement.  Those who bought stock during the two-week period truly received a gift from the “efficient market” indexers.

Portfolio Comings and Goings
We eliminated two holdings from the portfolio during the quarter.  TomoTherapy Inc. (TOMO) was sold prior to the close of its acquisition by Accuray (ARAY), a deal which had been announced in March. We also decided to sell our entire position in Republic Bancorp, Inc. (RBCAA) despite only owning the stock for a few months.  While we were comfortable with the risks associated with Republic’s tax services business at our entry price below book value, the FDIC issued an order in early May accusing the bank of a variety of violations and assessing civil money penalties.  We immediately decided to exit the stock given the heightened risk.

arielinvestments.com	25	arielinvestments.com

We added one new position during the quarter, bringing the number of companies in the Fund to 33 at quarter-end:

Contango Oil & Gas Co. (MCF)—Based in Houston, Contango is an independent exploration and production company with a focus on natural gas.  Led by founder and CEO Ken Peak, who owns more than 15% of outstanding shares, Contango is an extremely low-cost producer whose efforts revolve around capital allocation while outsourcing virtually all other aspects of the process.  This has led to dramatic growth in book value since the company’s founding in 1999.  With no debt, substantial cash and proved reserves which we believe are worth roughly the current share price, we believe Contango presents a compelling investment opportunity.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you  might have.  You can also contact us directly at  email@arielinvestments.com.

Sincerely,

1Seth A. Klarman, Margin of Safety: Risk-Averse Value Investing Strategies for the Thoughtful Investor (New York: HarperBusiness) Page 50.
2 ibid. Pages 51-52.

Ariel Discovery Fund Performance Summary	Inception: January 31, 2011

ABOUT THE FUND
The no-load Ariel Discovery Fund uses a deep value approach grounded in the philosophies of Graham and Dodd.  Our strategy seeks a margin of safety1 through the purchase of stocks trading at significant discounts to their intrinsic values.  The Fund favors companies with low price/book ratios, cash-rich balance sheets, very low debt and unrecognized earnings potential.  The Fund primarily invests in companies with market capitalizations under $2 billion.

AVERAGE ANNUAL TOTAL RETURNS as of June 30, 2011
	2nd Quarter	Life of Fund
Ariel Discovery Fund	–8.33%	–5.30%
Russell 2000® Value Index	–2.65%	3.71%
S&P 500® Index	0.10%	3.57%
Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To access performance data current to the most recent month-end, visit our website, arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)
		Russell
	Ariel	2000	S&P
	Discovery	Value	500
	Fund †	Index	Index

Technology	22.59	11.01	16.25

Consumer discretionary	22.37	12.41	12.43

Financial services	19.19	34.04	16.05

Producer durables	18.33	15.09	11.46

Materials & processing	7.07	7.28	3.99

Health care	5.64	5.87	11.49

Energy	4.81	4.25	12.74

Consumer staples	0.00	2.76	9.30

Utilities	0.00	7.30	6.30

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio
Net	1.50%*
Gross	4.02%*

TOP TEN EQUITY HOLDINGS
1	Force Protection, Inc.	6.9%	6	Market Leader, Inc.	3.9%
	Leading provider of military			Provider of web-based marketing
	survival equipment			tools for real estate professionals

2	Madison Square Garden Co.	5.9%	7	MB Financial, Inc.	3.7%
	Fully-integrated sports,			Chicago based commercial bank
	entertainment and media business
			8	First American Financial Corp.	3.7%
3	Contango Oil & Gas Co.	4.5%		Industry leader in the title
	Natural gas and oil company			insurance business

4	Team, Inc.	4.4%	9	Avatar Holdings Inc.	3.6%
	Leader in repair services for			Developer of lifestyle communities
	piping systems			in Florida and Arizona

5	Ballantyne Strong, Inc.	4.2%	10	Pervasive Software Inc.	3.4%
	Manufacturer and distributor			Global data innovation leader
	of digital projection equipment

1 Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.
*Because the Fund is new, the gross expense ratio is based on estimated expenses for the current fiscal year.  Ariel Investments, LLC, the Adviser, is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Discovery Fund’s total annual operating expenses to 1.50% of net assets through the end of the fiscal year ending September 30, 2014.  After that date, there is no assurance that such expenses will be limited.

Note: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500® is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index.

arielinvestments.com	27	arielinvestments.com

Ariel Discovery Fund Schedule of Investments		June 30, 2011 (unaudited)

Number of Shares	Common Stocks—93.79%	Cost	Market Value

	Consumer discretionary & services—20.98%
12,000	Callaway Golf Co.	$86,527	$74,640
11,300	Gaiam, Inc., Class A	73,349	56,161
3,800	International Speedway Corp., Class A	109,585	107,958
3,500	JAKKS Pacific, Inc. (a)	62,073	64,435
7,400	Madison Square Garden, Co., Class A(a)	194,554	203,722
5,500	RadioShack Corp.	80,357	73,205
1,700	Shoe Carnival, Inc.(a)	43,309	51,255
9,000	XO Group Inc.(a)	92,222	89,550
		741,976	720,926
	Energy—4.51%
2,650	Contango Oil & Gas Co.(a)	156,119	154,866

	Financial services—18.00%
2,300	Aspen Insurance Holdings Ltd.	63,297	59,179
8,100	Avatar Holdings Inc.(a)	159,529	123,201
8,000	First American Financial Corp.	126,331	125,200
61,100	Market Leader, Inc.(a)	151,189	132,587
6,600	MB Financial, Inc.	131,154	126,984
5,200	SeaBright Holdings, Inc.	52,682	51,480
		684,182	618,631
	Health care—5.29%
8,100	Symmetry Medical Inc.(a)	75,037	72,657
26,500	Vical Inc.(a)	51,903	109,180
		126,940	181,837
	Materials & processing—6.63%
13,800	Landec Corp.(a)	86,470	91,080
13,500	Orion Energy Systems, Inc.(a)	54,042	53,055
2,800	Simpson Manufacturing Co., Inc.	79,197	83,636
		219,709	227,771
	Producer durables—17.19%
31,000	Ballantyne Strong, Inc.(a)	212,355	145,390
48,000	Force Protection, Inc.(a)	253,615	238,320
6,300	Team, Inc.(a)	153,505	152,019
5,400	Tecumseh Products Co., Class A(a)	61,813	55,080
		681,288	590,809
	Technology—21.19%
6,300	American Reprographics Co.(a)	51,098	44,541
2,100	Comtech Telecomm. Corp.	58,027	58,884
8,400	Imation Corp.(a)	95,742	79,296
6,000	InfoSpace, Inc.(a)	49,299	54,720
4,500	Multi-Fineline Electronix, Inc.(a)	119,613	97,245
14,380	PCTEL, Inc.(a)	101,141	93,182
18,250	Pervasive Software Inc.(a)	115,364	117,165
6,500	Richardson Electronics, Ltd.	84,528	88,335
12,400	Sigma Designs, Inc.(a)	163,451	94,736
		838,263	728,104
	Total common stocks	3,448,477	3,222,944

Principal Amount	Repurchase Agreement—5.91%	Cost	Market Value
$203,032	Fixed Income Clearing Corporation, 0.01%, dated 6/30/2011,
	due 7/1/2011, repurchase price $203,032, (collateralized by
	Federal Home Loan Bank, 5.25%, due 8/8/2033)	$203,032	$203,032
	Total Investments—99.70%	$3,651,509	3,425,976
	Other Assets less Liabilities—0.30%		10,471
	Net Assets—100.00%		$3,436,447
(a)Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

Notes to Schedules of Investments

Note One | Organization
Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund (the “Funds”) are series of the Trust.  Ariel Fund, Ariel Appreciation Fund and Ariel Discovery Fund are diversified portfolios and Ariel Focus Fund is a non-diversified portfolio of the Trust.

Note Two | Significant accounting policies
The following is a summary of significant policies related to investments of the Funds held at June 30, 2011.

Fair value measurements— Accounting Standards CodificationTM (ASC) 820-10 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs.  The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs).  These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 — quoted prices in active markets for identical securities
Level 2 — other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)
Level 3 — significant unobservable inputs (including  the Funds’ own assumptions in determining the fair value of investments)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/ or income approach, depending on the type of security and the particular circumstance.  The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities.  The income approach uses valuation techniques to discount estimated future cash flows to present value.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Funds’ investments carried at market value:

		Ariel	Ariel	Ariel
	Ariel Fund	Appreciation	Focus	Discovery
		Fund	Fund	Fund
Level 1	$2,215,543,566	$1,518,889,196	$49,527,315	$3,222,944
Level 2	15,839,420	9,345,942	989,729	203,032
Level 3	—	—	—	—
Market
Value at
6/30/2011	$2,231,382,986	$1,528,235,138	$50,517,044	$3,425,976

There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

As of June 30, 2011, all Level 2 securities held are repurchase agreements, see Schedule of Investments.

Investment valuation— Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price.  If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices.

Debt obligations having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  Debt securities with maturities over 60 days are valued at the yield equivalent as obtained from a pricing service or one or more market makers for such securities.  Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Repurchase agreements— The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

Securities transactions— Securities transactions are accounted for on a trade date basis.

arielinvestments.com	29	arielinvestments.com

June 30, 2011 (unaudited)

Note Three | Transactions with affiliated companies
If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act.  Ariel Fund had the following transactions during the nine months ended June 30, 2011, with affiliated companies:

	Share Activity				Nine Months Ended June 30, 2011
	Balance					Dividends	Amount of Gain
Security Name	September 30,	Purchases	Sales	Balance	Market Value	Credited to	Realized on Sale
	2010			June 30, 2011		Income	of Shares

Interface, Inc.	4,082,338	—	343,500	3,738,838	$72,421,292	$232,586	$1,385,736
Fair Isaac Corp.	1,349,600	1,140,100	—	2,489,700	75,188,940	115,478	—
					$147,610,232	$348,064	$1,385,736

Note Four | Federal Income Taxes
At June 30, 2011, the cost of investment securities for tax purposes was as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund
Cost of investments	$1,354,863,803	$886,880,440	$44,107,583	$3,651,509

Gross unrealized appreciation	$891,138,613	$650,240,714	$7,726,416	$100,209
Gross unrealized depreciation	(14,619,430)	(8,886,016)	(1,316,955)	(325,742)
Net unrealized appreciation (depreciation)	$876,519,183	$641,354,698	$6,409,461	$(225,533)

Because tax adjustments are calculated annually, the above table does not reflect tax adjustments.  For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent semi-annual or annual report.

BOARD *of* TRUSTEES

MELLODY L. HOBSON
CHAIRMAN OF THE BOARD
President
Ariel Investments, LLC

ROYCE N. FLIPPIN, JR.*
LEAD INDEPENDENT TRUSTEE
President
Flippin Associates

MARIO L. BAEZA, ESQ.*
Chairman and Chief Executive Officer
The Baeza Group, LLC and Baeza & Co., LLC
Founder and Executive Chairman
V-Me Media, Inc.

JAMES W. COMPTON*
Retired President and Chief Executive Officer
Chicago Urban League

WILLIAM C. DIETRICH*
Former Executive Director
Shalem Institute for Spiritual Formation, Inc.

JOHN G. GUFFEY, JR.*
President
Aurora Press, Inc.

CHRISTOPHER G. KENNEDY*
President, Merchandise Mart Properties, Inc.
Executive Officer, Vornado Realty Trust

MERRILLYN J. KOSIER
Chief Marketing Officer, Mutual Funds
Executive Vice President
Ariel Investments, LLC

WILLIAM M. LEWIS, JR.*
Managing Director and Co-Chairman
of Investment Banking
Lazard Ltd

H. CARL MCCALL*
Principal
Convent Capital, LLC

JOHN W. ROGERS, JR.
Chairman, Chief Executive Officer
and Chief Investment Officer
Ariel Investments, LLC

JAMES M. WILLIAMS*
Vice President and Chief Investment Officer
J. Paul Getty Trust

CHAIRMAN EMERITUS
(has no trustee duties or responsibilities)
BERT N. MITCHELL, CPA

* *Independent Trustee*